                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               January 21, 2000
               Date of Report (Date of earliest event reported)


                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
            (Exact name of Registrant as specified in its charter)



       WASHINGTON                        0-26273                 91-1350484
(State of incorporation)         (Commission file number      (I.R.S. Employer)
                                   Identification No.)


                         1601 FIFTH AVENUE, SUITE 1900
                           SEATTLE, WASHINGTON 98101
         (Address of principal executive offices, including zip code)


                                 (206) 292-1000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

ITEM 2.

On February 4, 2000, Primus Knowledge Solutions, Inc. filed a Form 8-K to report its completing the merger of 2order.com, Inc. Pursuant to Item 7 of Form 8-K, Primus indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     See exhibit 20.1 for the audited financial statements of 2order.com, Inc. as of and for the years ended December 31, 1999 and 1998.

(b)  UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined financial statements give effect to the merger between Primus Knowledge Solutions, Inc. ("Primus" or the "Company") and 2order.com, Inc. ("2order.com"), which occurred on January 21, 2000. The 2order.com merger was accounted for under the pooling-of-interests method of accounting in accordance with APB Opinion No. 16. Under the pooling-of-interests method of accounting, all periods prior to the merger are restated to include the accounts and results of operations as though the companies were combined for all periods presented.

     The unaudited pro forma condensed combined balance sheet has been prepared to reflect the 2order.com merger as if it occurred on December 31, 1999. The unaudited pro forma condensed combined statements of operations reflect the results of operations of Primus and 2order.com for the years ended December 31, 1999, 1998 and 1997 as if the 2order.com merger occurred on January 1, 1997.

     The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Primus and 2order.com been a combined company during the specified periods. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the condensed combined financial statements and are reflected in the accompanying notes. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Primus included in its annual report on Form 10-K for the year ended December 31, 1999 as filed with the SEC and the audited financial statements of 2order.com included in this filing.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1999
                                (In thousands)

                                                                                                     PRO FORMA
                                                                      PRIMUS       2ORDER.COM      ADJUSTMENTS      COMBINED
                                                                    ----------    ------------    -------------     ---------
ASSETS

Current assets:
 Cash and cash equivalents                                          $   16,023    $      1,579    $          --     $  17,602
 Short-term investments                                                 37,055              --               --        37,055
 Accounts receivable, net                                                8,110             369               --         8,479
 Prepaid expenses and other current assets                                 950              43               --           993
                                                                    ----------    ------------    -------------    ----------
       Total current assets                                             62,138           1,991               --        64,129

Property and equipment, net                                              2,548             305               --         2,853
Other assets                                                               424              --               --           424
                                                                    ----------    ------------    -------------    ----------
       Total assets                                                 $   65,110    $      2,296    $          --    $   67,406
                                                                    ==========    ============    =============    ==========


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
 Accounts payable                                                        1,318              97               --         1,415
 Accrued liabilities                                                     3,781             409               --         4,190
 Compensation-related accruals                                           2,888             361               --         3,249
 Current portion of long-term debt                                          --             319               --           319
 Deferred revenue                                                       10,190             228               --        10,418
 Accrued merger expenses                                                    --              --              500           500
                                                                    ----------    ------------    -------------    ----------
       Total current liabilities                                        18,177           1,414              500        20,091
                                                                    ----------    ------------    -------------    ----------

 Long-term debt, net of current portion                                     --              60               --            60
 Redeemable convertible preferred stock                                     --           9,054           (9,054)           --

Shareholders' equity (deficit):
 Common stock                                                              390              34                3           427
 Additional paid-in capital                                             93,214              --            9,051       102,265
 Deferred stock-based compensation                                        (114)             --               --          (114)
 Accumulated other comprehensive loss                                     (110)             --               --          (110)
 Accumulated deficit                                                   (46,447)         (8,266)            (500)      (55,213)
                                                                    ----------    ------------    -------------    ----------
       Total shareholders' equity (deficit)                             46,933          (8,232)           8,554        47,255
                                                                    ----------    ------------    -------------    ----------
       Total liabilities and shareholders' equity (deficit)         $   65,110    $      2,296    $          --    $   67,406
                                                                    ==========    ============    =============    ==========

                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (In thousands, except per share data)


                                                                  PRIMUS               2ORDER.COM             COMBINED
                                                            ----------------     -------------------     ----------------
Revenue:
 License                                                    $         17,784     $               985     $         18,769
 Services                                                              7,360                   1,189                8,549
                                                            ----------------     -------------------     ----------------
       Total revenue                                                  25,144                   2,174               27,318
                                                            ----------------     -------------------     ----------------

Cost of revenue:
 License                                                                 989                     123                1,112
 Services                                                              5,358                   1,255                6,613
                                                            ----------------     -------------------     ----------------
       Total cost of revenue                                           6,347                   1,378                7,725
                                                            ----------------     -------------------     ----------------
       Gross profit                                                   18,797                     796               19,593
                                                            ----------------     -------------------     ----------------

Operating expenses:
 Sales and marketing                                                  17,161                   2,019               19,180
 Research and development                                              8,077                   2,100               10,177
 General and administrative                                            5,924                     733                6,657
 Merger related costs                                                  1,520                      --                1,520
                                                            ----------------     -------------------     ----------------
       Total operating expenses                                       32,682                   4,852               37,534
                                                            ----------------     -------------------     ----------------
       Loss from operations                                          (13,885)                 (4,056)             (17,941)

Other income                                                           1,533                      --                1,533
Other expense                                                           (399)                    (41)                (440)
                                                            ----------------     -------------------     ----------------
       Loss before income taxes                                      (12,751)                 (4,097)             (16,848)

Income tax expense                                                       267                      --                  267
                                                            ----------------     -------------------     ----------------
       Net loss                                                      (13,018)                 (4,097)             (17,115)

Preferred stock accretion                                               (431)                   (688)              (1,119)
                                                            ----------------     -------------------     ----------------
       Net loss available to common shareholders            $        (13,449)    $            (4,785)    $        (18,234)
                                                            ================     ===================     ================

Basic and diluted net loss per common share                 $          (1.41)                            $          (1.81)
                                                            ================                             ================

Shares used in computing basic and diluted net
 loss per common share                                             9,523,586                                   10,081,183
                                                            ================                             ================

                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (In thousands, except per share data)


                                                                  PRIMUS                2ORDER.COM              COMBINED
                                                            ----------------      -------------------      ----------------
Revenue:
 License                                                    $          6,173      $             1,611      $          7,784
 Services                                                              3,389                    1,046                 4,435
                                                            ----------------      -------------------      ----------------
       Total revenue                                                   9,562                    2,657                12,219
                                                            ----------------      -------------------      ----------------

Cost of revenue:
 License                                                                 375                      133                   508
 Services                                                              3,098                    1,047                 4,145
                                                            ----------------      -------------------      ----------------
       Total cost of revenue                                           3,473                    1,180                 4,653
                                                            ----------------      -------------------      ----------------
       Gross profit                                                    6,089                    1,477                 7,566
                                                            ----------------      -------------------      ----------------

Operating expenses:
 Sales and marketing                                                  10,707                    1,830                12,537
 Research and development                                              4,137                    1,820                 5,957
 General and administrative                                            3,888                      630                 4,518
                                                            ----------------      -------------------      ----------------
       Total operating expenses                                       18,732                    4,280                23,012
                                                            ----------------      -------------------      ----------------
       Loss from operations                                          (12,643)                  (2,803)              (15,446)

Other income                                                             187                       39                   226
Other expense                                                           (247)                     (31)                 (278)
                                                            ----------------      -------------------      ----------------
       Loss before income taxes                                      (12,703)                  (2,795)              (15,498)

Income tax benefit                                                       (57)                      --                   (57)
                                                            ----------------      -------------------      ----------------
       Net loss                                                      (12,646)                  (2,795)              (15,441)

Preferred stock accretion                                               (545)                    (292)                 (837)
                                                            ----------------      -------------------      ----------------
       Net loss available to common shareholders            $        (13,191)     $            (3,087)     $        (16,278)
                                                            ================      ===================      ================

Basic and diluted net loss per common share                 $          (3.21)                              $          (3.49)
                                                            ================                               ================

Shares used in computing basic and diluted net
 loss per common share                                             4,111,270                                      4,668,404
                                                            ================                               ================

                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (In thousands, except per share data)


                                                                  PRIMUS                2ORDER.COM              COMBINED
                                                            ----------------      -------------------      ----------------
Revenue:
 License                                                    $          3,558      $               876      $          4,434
 Services                                                              2,925                      137                 3,062
                                                            ----------------      -------------------      ----------------
       Total revenue                                                   6,483                    1,013                 7,496
                                                            ----------------      -------------------      ----------------

Cost of revenue:
 License                                                                  97                      106                   203
 Services                                                              2,929                       80                 3,009
                                                            ----------------      -------------------      ----------------
       Total cost of revenue                                           3,026                      186                 3,212
                                                            ----------------      -------------------      ----------------
       Gross profit                                                    3,457                      827                 4,284
                                                            ----------------      -------------------      ----------------

Operating expenses:
 Sales and marketing                                                   4,762                      954                 5,716
 Research and development                                              2,766                      811                 3,577
 General and administrative                                            1,789                      524                 2,313
                                                            ----------------      -------------------      ----------------
       Total operating expenses                                        9,317                    2,289                11,606
                                                            ----------------      -------------------      ----------------
       Loss from operations                                           (5,860)                  (1,462)               (7,322)

Other income                                                             103                      449                   552
Other expense                                                           (143)                     (19)                 (162)
                                                            ----------------      -------------------      ----------------
       Loss before income taxes                                       (5,900)                  (1,032)               (6,932)

Income tax expense                                                        34                       --                    34
                                                            ----------------      -------------------      ----------------
       Net loss                                                       (5,934)                  (1,032)               (6,966)

Preferred stock accretion                                               (301)                     (72)                 (373)
                                                            ----------------      -------------------      ----------------
       Net loss available to common shareholders            $         (6,235)     $            (1,104)     $         (7,339)
                                                            ================      ===================      ================

Basic and diluted net loss per common share                 $          (1.54)                              $          (1.60)
                                                            ================                               ================

Shares used in computing basic and diluted net
 loss per common share                                             4,036,979                                      4,594,113
                                                            ================                               ================

                 See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     Pursuant to an agreement and Plan of Merger, Primus Knowledge Solutions, Inc. ("Primus" or the "Company") issued 1,506,127 shares of common stock in exchange for all issued and outstanding shares of 2order.com, Inc. ("2order.com") capital stock and assumed all issued and outstanding stock options and warrants of 2order.com, which represents, on a converted basis, 150,378 shares of the Company's common stock. The merger has been accounted for as a pooling-of-interests in accordance with APB No. 16 and accordingly, the Company's historical financial statements presented in future reports will be restated to include the results of operations of 2order.com. The pro forma condensed combined statements of operations reflect the restatement of Primus' financial statements as if the companies had been combined for all periods presented, and the pro forma condensed combined balance sheet has been adjusted to reflect the merger as if it had occurred on December 31, 1999.

2.   PRO FORMA ADJUSTMENTS

     Pro forma adjustments to the December 31, 1999 unaudited pro forma condensed combined balance sheet have been prepared to reflect the conversion of the 2order.com redeemable convertible preferred stock to Primus common stock, to reflect the conversion of 2order.com's common stock par value to that of Primus and to reflect the accrual of approximately $500,000 of merger related costs consisting primarily of financial advisory fees, attorneys, accountants, financial printing, and other related charges.

3.   PRO FORMA LOSS PER COMMON SHARE

     The unaudited pro forma condensed combined net loss per share, basic and diluted, is based upon the weighted average number of common shares of Primus and 2order.com. 2order.com shares are converted using the applicable merger exchange ratio.

4.   CONFORMING AND RECLASSIFICATION ADJUSTMENTS

     There were no adjustments required to conform the accounting policies of 2order.com. There were no intercompany transactions in the periods presented.

(c)  EXHIBITS

     The following exhibits are filed herewith:

     20.1 2order.com, Inc. audited financial statements for the years ended December 31, 1999 and 1998
     23.1   Consent of KPMG LLP, Independent Auditors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

                                       /s/ Elizabeth J. Huebner

Date: April 3, 2000                    By:  Elizabeth J. Huebner

                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer
                                       (Principal financial and chief accounting officer)